Stock Options	3 Months Ended
Jun. 30, 2011
Stock Options
Stock Options

Note 6 – Stock Options

In connection with the letter of intent described in Note 5, the Company issued to its director and sole officer and five of its non-officer directors on November 4, 2011, options to purchase an aggregate of 12,600,000 shares of its common stock at an exercise price of $0.10 per share.

The total value of the options issued was determined to be $801,762 and charged general and administrative expense for the period ended December 31, 2010, in the amount of $308,787. The Company used an estimated merger date of April 1, 2011, at December 31, 2010 for the purpose of recognizing the related compensation expense for the period then ended. The risk-free interest rate represents the U.S. Treasury bill rate for the expected life of the related option. Forfeitures are estimated based on historical experience rates. At June 30, 2011, the Company reevaluated the estimated merger date and determined it to be September 15, 2011. As a result, for the three and six month periods ended June 30, 2011, the Company charged general and administrative expense in the amount of $121,357 and $390,209, respectively.  There is $102,766 of unrecognized compensation expense related to stock options granted, which is expected to be recognized during the nine months ended September 30, 2011. There was no income tax benefit recognized for the three and six months ended June 30, 2011.